endexx®

OTCQB: **EDXC**

Company Overview

Better Products for a Better You®

Safe Harbor Statement

endexx®

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future development activities. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the Company's business and finances in general, including the ability to continue and manage its growth, competition, global economic conditions and other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and, where applicable, the requirements under the securities laws of any other applicable jurisdiction.

endexx®

EDXC EXECUTIVE SUMMARY

Endexx® (OTCQB: **EDXC**) proudly presents its key brands, **CBD Unlimited™** and **Hyla™,** both focused on enabling healthier habits through innovative plant-based formulations

CBD Unlimited™

- Premier developer of CBD-based products targeting health and wellness markets
- High-end CBD oils, topicals, capsules, snacks & beverages, and pet products created to treat pain and inflammation
- Primarily marketed via US retail channels and e-commerce channels

Hyla™

- Produces and markets organic, non-nicotine, tobacco-free alternative vape products
- Vegan, disposable vaporizers with natural guarana extract blended with proprietary botanical formulas
- Available in retail locations across the US in 11 states and 10 international markets

Harness Power of Plants

Clean Ingredient Formulations

Innovative Technology Systems

Investment Thesis

Strong fundamentals power catalyst-rich opportunity

- Experienced Executive Team
- Strong Market Tailwinds in CPG Products
- Science and Compliance Excellence
- Proven Performance in CBD and Vape Markets
- International Expansion Opportunity

Executive Team

endexx®

Leadership team with decades of experience across consumer product development with an emphasis in medical, biotech, and life science industries

Todd Davis
Chief Executive Officer

- Chairman and CEO of Endexx Corporation since 2004
- Mr. Davis has operated Endexx as an incubator for a diversified portfolio of growth-oriented companies

Stephen Plumb
Chief Financial Officer

- Chief Financial Officer of Endexx since 2022
- Founder of Clear Financial Solutions (established 2001), providing interim CFO services to small public companies

Nick Mehdi
Director, Hyla CEO

- Chief Executive Officer of Hyla, a recently acquired majority-owned subsidiary of Endexx Corporation, since 2021
- Endexx Board of Directors since 2022

Business Update — Hyla™ Set to Drive Significant Value

endexx®

Setting course on a new path toward growth with the Hyla™ acquisition completed in August 2022

$2.1 million

EDXC FY22 total revenue

10

countries receiving deliveries

10,000+

global retail outlets

Source: Company Estimates

Hyla™ — Product Overview

endexx®

Best in class organic, zero-nicotine, tobacco-free alternative vapes with first-mover advantage

Alternative Experience

- Flavored disposable vapes with no nicotine and no tobacco
- Unique vegan and proprietary blend
  - Guarana plant extract contains naturally occurring caffeine
- HYLA DOPA — new product with guarana and added benefit of L-DOPA, a dopamine building block

Early Traction

- Sold 950,000 Hyla devices from the acquisition date until the end of Q3 2023
- Completely sold out initial inventory to become the #1 selling flavored, nicotine-free, disposable device brand in US market

Brand Expansion

- Current products available for purchase in 11 states and 10 international markets
- Retail availability increasing in domestic and international markets
- Distribution partners in several countries

HYLA™



CBD Unlimited™ — Product Overview

endexx®

Flagship brand with multiple product lines across premium and value price points

Unparalleled Quality	Product Variety	Expanding Distribution
▪ Premium hemp-derived, cannabidiol-enhanced products ▪ Emphasize targeted delivery, controlled dosing, and dual-therapy applications ▪ Manufacturing facilities held to highest compliance standards	▪ High-end, full-spectrum oils, extracts, topicals, skincare, capsules, and pet products ▪ Value Line created as complement to premium products – Lower price point – Marketed to mass pharmacy, mass retail, and convenience outlets	▪ Partnerships with key brokers and distributors to expand distribution ▪ OTC Topicals available in Walgreens stores ▪ Full product suite available online



MAGGIE'S BALM
PHYTO-BITES
CBD UNLIMITED
ROUGH HAND CREAM
MUSCLE & JOINT BALM
125mg/unit HEMP-DERIVED CBD ISOLATE
CAPSULES

Market Overview and Distribution

endexx®

CBD Unlimited and Hyla products are available via retail outlets or direct shipping in 44 states[1] with visibility toward several additional markets



HYLA
CBD Unlimited Retail Availability
Hyla Retail Availability
Endexx Corporate Headquarters

2022 Global Revenue



International 43%
United States 57%

Distribution Objectives

- Increase share in existing markets
- Grow DTC business — CBD Unlimited, Hyla
- Expand points of global distribution across product lines
- Focus on pharmacy and lifestyle retail channels for CBD Unlimited
- Global leader in non-nicotine vape products

Well-Positioned to become the Most Distributed Plant-Powered CPG Company by 2025

[1] Inclusive of states with at least one retailer carrying at least one CBD Unlimited or Hyla product or where Hyla products are available for direct shipping

Growth Opportunities

endexx®

Significant runway for growth across products and expansion into new markets as consumers seek out healthier habits


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$18.1 billion
$182.8 billon
2021
2030

Global eCigarette and Vape Market is estimated to surpass

$180 billion by 2030[1]

30% CAGR

expected market growth between 2021 and 2030

Market Expansion

Product Development

Increasing Market Share

[1] Source: Grandview Research